EARNINGS (LOSS) PER SHARE	12 Months Ended
Dec. 31, 2016
EARNINGS (LOSS) PER SHARE [Abstract]
EARNINGS (LOSS) PER SHARE
13.	EARNINGS (LOSS) PER SHARE

Basic earnings per share (“EPS”) are computed by dividing net income (loss) by the weighted-average number of common shares outstanding for the period. Diluted EPS is computed by dividing net income by the weighted-average number of common shares and dilutive common stock equivalents outstanding during the period.

All figures in USD except number of shares and earnings (loss) per common share	2016	2015	2014
Numerator:
Net (Loss) Income	(4,456)	114,627	(13,166)
Denominator:
Basic - Weighted Average Common Shares Outstanding	92,531,001	89,182,001	85,401,179
Dilutive – Weighted Average Common Shares Outstanding	92,531,001	89,182,001	85,401,179
Earnings (Loss) per Common Share:
Basic	(0.05)	1.29	(0.15)
Diluted	(0.05)	1.29	(0.15)